SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): July 25, 2002


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                              BMW FS Securities LLC
                         BMW Vehicle Owner Trust 2002-A
                           (Exact name of Registrant)

       Delaware                       333-56802
       Delaware                          N/A                     22-3784653
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(State of Incorporation)        (Commission File No.)          (IRS Employer
                                                               Identification
                                                                Number)

                             300 Chestnut Ridge Road
                            Woodcliff Lake, NJ 07677
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                    (Address of Principal Executive Offices)

                                 (201) 307-4000
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                         (Registrant's telephone number)

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Item 5. Other Events


On May 23, 2002, BMW Vehicle Owner Trust 2002-A (the "Issuer") publicly issued U.S. $311,000,000 of Class A-1 1.91% Asset Backed Notes due May, 2003, U.S. $358,426,000 of Class A-2 2.83% Asset Backed Notes due December, 2004, U.S. $446,779,000 of Class A-3 3.80% Asset Backed Notes, due May, 2006, U.S. $251,253,000 of Class A-4 4.46% Asset Backed Notes due May, 2007 and U.S. $27,907,000 Class B 4.85% Asset Backed Notes due May, 2008 (the "Notes") pursuant to an Indenture dated May 1, 2002 between the Issuer and JPMorgan Chase Bank, as indenture trustee (the "Indenture Trustee"). The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (No. 333-56802) which was declared effective on May 8, 2001. The Notes were sold to Banc of America Securities LLC, Deutsche Bank Securities Inc., Banc One Capital Markets, Inc., J.P. Morgan Securities Inc. and Salomon Smith Barney (the "Underwriters") pursuant to an Underwriting Agreement dated as of May 14, 2002 among BMW Financial Services NA, LLC ("BMW FS"), BMW FS Securities LLC ("BMW Securities") and Banc of America Securities LLC, as representative of the several Underwriters. The net proceeds from the sale of the Notes were used by the Issuer to purchase a pool of motor vehicle retail installment sales contracts secured by new and used automobiles, motorcycles, light duty trucks and sport utility vehicles (the "Receivables") from BMW Securities pursuant to the Sale and Servicing Agreement dated as of May 1, 2002 among BMW FS, BMW Securities, the Issuer and the Indenture Trustee. BMW Securities acquired the Receivables from BMW FS pursuant to the Receivables Purchase Agreement dated as of May 1, 2002 between BMW FS and BMW Securities.


Item 7.    Financial Statements and Exhibits.


(c)      Exhibit.

   Exhibit 1.1 Underwriting Agreement dated as of May 14, 2002 among BMW Financial Services, NA, LLC, BMW FS Securities LLC and Banc of America Securities, LLC.

   Exhibit 4.1 Indenture dated May 1, 2002 between BMW Vehicle Owner Trust 2002-A and JPMorgan Chase Bank, as indenture trustee.

   Exhibit 10.1 Amended and Restated Trust Agreement dated May 1, 2002 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

   Exhibit 10.2 Sale and Servicing Agreement dated May 1, 2002 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2002-A, BMW FS Securities LLC and JPMorgan Chase Bank.


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

   Exhibit 10.3 Owner Trust Administration Agreement dated May 1, 2002 among BMW Vehicle Owner Trust 2002-A, BMW Financial Services NA, LLC and JPMorgan Chase Bank.

   Exhibit 10.4 Receivables Purchase Agreement May 1, 2002 between BMW FS Securities LLC and BMW Financial Services NA, LLC.














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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                    BMW FS Securities LLC
                                    BMW Vehicle Owner Trust 2002-A



Date:  July 16, 2002                 By:  /s/ Norbert Mayer
                                          -------------------------------------
                                          Norbert Mayer
                                          Authorized Signatory














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

                                  EXHIBIT INDEX


   Exhibit 1.1 Underwriting Agreement dated as of May 14, 2002 among BMW Financial Services, NA, LLC, BMW FS Securities LLC and Banc of America Securities, LLC.

   Exhibit 4.1 Indenture dated May 1, 2002 between BMW Vehicle Owner Trust 2002-A and JPMorgan Chase Bank, as indenture trustee.

   Exhibit 10.1 Amended and Restated Trust Agreement dated May 1, 2002 between BMW FS Securities LLC and Wilmington Trust Company, as owner trustee.

   Exhibit 10.2 Sale and Servicing Agreement dated May 1, 2002 among BMW Financial Services NA, LLC, BMW Vehicle Owner Trust 2002-A, BMW FS Securities LLC and JPMorgan Chase Bank.

   Exhibit 10.3 Owner Trust Administration Agreement dated May 1, 2002 among BMW Vehicle Owner Trust 2002-A, BMW Financial Services NA, LLC and JPMorgan Chase Bank.

   Exhibit 10.4 Receivables Purchase Agreement May 1, 2002 between BMW FS Securities LLC and BMW Financial Services NA, LLC.










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